Exhibit 10.42
THIRD AMENDMENT TO SERVICE AGREEMENT

    THIS THIRD AMENDMENT TO SERVICE AGREEMENT (this “Amendment”) is entered into effective as of November 1, 2025 (“Effective Date”), by and between Gamesys Group LIMITED (“Employer”) and Robeson Reeves (“you”). Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Service Agreement, as defined below.

    WHEREAS, Employer and you are parties to that certain Service Agreement dated as of October 1, 2021, which was amended on June 1, 2022 and March 31, 2023 (collectively, the Service Agreement, as amended, the “Agreement”); and

WHEREAS, Employer and you desire to further amend the Agreement, as provided herein;

    NOW, THEREFORE, in consideration of the terms, covenants and provisions set forth herein and other good and valuable consideration, it is hereby mutually agreed by and between Employer and you as follows:

1.The salary referred to in clause 5.1 of the Agreement shall be increased to US $1,200,000 per annum.

2.Other than the amendments to the Agreement as specifically provided herein, all other terms and conditions of the Agreement shall remain in full force and effect, and Employer and you hereby ratify the terms of the Agreement. In the event of any conflict or inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.

3.This Amendment may be executed in any number of counterparts, all of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page follows]

This Amendment has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED as a deed by	Signature
GAMESYS GROUP LIMITED	/s/ Matthew Hill
acting by a director, in the presence of:
Director

Print Name

Matthew Hill

Witness Signature	/s/ Elizabeth Hutton
Name (in BLOCK CAPITALS)	ELIZABETH HUTTON
Address	[•]

SIGNED as a deed by	Signature
ROBESON REEVES	/s/ Robeson Reeves
in the presence of:

Witness Signature	/s/ Kirsten Bond
Name (in BLOCK CAPITALS)	KIRSTEN BOND
Address	[•]